UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders

On August 1, 2024, Faraday Future Intelligent Electric Inc. (the “Company”) filed an amendment (the “Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) with the office of the Secretary of State of the State of Delaware to effect an increase in the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) from 463,312,500 to 4,169,812,500, increasing the total number of authorized shares of Common Stock and preferred stock from 473,312,500 to 4,179,812,500. The Certificate of Amendment was authorized by the stockholders of the Company at the Company’s Annual Meeting (as defined below).

The foregoing description of the Certificate of Amendment is a summary and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of the Company previously approved an amendment to the Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 88,252,926 shares, subject to approval by the Company’s stockholders at the Company’s Annual Meeting (as defined below) and proportionate adjustment for stock splits and similar events as provided in the 2021 Plan (the “Plan Amendment”). As disclosed in Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders have approved the Plan Amendment.

The following description of the Plan Amendment is a summary and is qualified in its entirety by reference to the text of the 2021 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

On August 1, 2024, prior to the Company’s filing of the Certificate of Amendment with the office of the Secretary of State of the State of Delaware, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the office of the Secretary of State of the State of Delaware with respect to the Company’s Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), following the automatic redemption of all outstanding shares of Series A Preferred Stock after the conclusion of the Company’s Annual Meeting (as defined below). The Certificate of Elimination (i) eliminated the previous designation of one (1) share of Series A Preferred Stock from the Charter, which was not outstanding at the time of filing, and (ii) caused such share of Series A Preferred Stock to resume its status as an authorized but unissued and non-designated share of preferred stock.

The foregoing description of the Certificate of Elimination is a summary and is qualified in its entirety by the terms of the Certificate of Elimination, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 31, 2024, the Company held its 2024 annual meeting of stockholders (the “Annual Meeting”). The purpose of the Annual Meeting was described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on July 5, 2024 (the “Definitive Proxy Statement”).

As of June 21, 2024, the record date for the Annual Meeting (the “Record Date”), 441,531,296 shares of the Common Stock and one share of Series A Preferred Stock were outstanding and entitled to vote at the Annual Meeting. A total of 167,772,389 shares of the Company’s Common Stock and one share of the Series A Preferred Stock were present at the Annual Meeting, by virtual attendance or by proxy, which represents approximately 38.0% of the shares of the Company’s Common Stock outstanding (constituting a quorum) and all of the shares of Series A Preferred Stock outstanding, as of the Record Date.

Set forth below are the final voting results, based on the certified final report provided by the inspector of elections of the Annual Meeting, for Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6 (collectively, the “Proposals”), each of which is set forth below and described in detail in the Definitive Proxy Statement.

Proposal 1: Election of Directors

The Company’s stockholders elected each of five directors, Matthias Aydt, Chui Tin Mok, Chad Chen, Jie Sheng and Lev Peker, to hold office on the Board until the 2025 annual meeting of stockholders and until respective successors have been duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthias Aydt	53,606,917	5,346,978	2,033,171	106,785,323
Chui Tin Mok	52,462,942	6,154,462	2,369,662	106,785,323
Chad Chen	52,258,485	6,311,832	2,416,749	106,785,323
Jie Sheng	52,218,481	6,471,733	2,296,852	106,785,323
Lev Peker	52,794,916	5,736,632	2,455,518	106,785,323

Proposal 2: Appointment of MGO as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions
158,785,040	5,288,483	3,698,866

Proposal 3: Share Authorization Proposal

The Company’s stockholders approved an amendment to the Charter to increase the number of authorized shares of Common Stock from 463,312,500 to 4,169,812,500, increasing the total number of authorized shares of Common Stock and preferred stock from 473,312,500 to 4,179,812,500. The final voting results, including 16,000,000,000 votes represented by the share of Series A Preferred Stock voted in the same proportion as the votes cast by shares of Common Stock on Proposal 3, are as follows:

Votes For	Votes Against	Abstentions
12,663,161,231	3,233,320,554	271,290,603

Proposal 4: Reverse Stock Split Proposal

The Company’s stockholders approved an amendment to the Charter to effect (i) a reverse stock split of the Common Stock by a ratio of any whole number in the range of 1-for-2 to 1-for-40, with such ratio to be determined in the discretion of the Board and with such action to be effected at such time and date, if at all, as determined by the Board within one year after the conclusion of the Annual Meeting, and (ii) a corresponding reduction in the total number of shares of Common Stock the Company is authorized to issue. The final voting results, including 16,000,000,000 votes represented by the share of Series A Preferred Stock voted in the same proportion as the votes cast by shares of Common Stock on Proposal 4, are as follows:

Votes For	Votes Against	Abstentions
13,573,188,644	2,435,154,127	159,429,617

Proposal 5: 2021 Plan Proposal

The Company’s stockholders approved an amendment to the 2021 Plan in order to increase the number of shares of Class A Common Stock available for issuance under the 2021 Plan by an additional 88,252,926 shares, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,221,323	18,820,799	944,944	106,785,323

Proposal 6: Adjournment Proposal

The Company’s stockholders approved the adjournments of the Annual Meeting by the Company to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes were not represented at the Annual Meeting to approve the Proposals, by the following vote:

Votes For	Votes Against	Abstentions
140,215,772	21,239,837	6,316,780

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Faraday Future Intelligent Electric Inc.
3.2	Certificate of Elimination of Series A Preferred Stock.
10.1+	Faraday Future Intelligent Electric Inc. Amended and Restated 2021 Stock Incentive Plan, effective June 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Designates a management compensation plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: August 1, 2024	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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